UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 17, 2013

EOS PETRO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-53246	98-0550353
(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2520
Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

(310) 552-1555

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment of a Material Definitive Agreement

On August 21, 2013, Eos Petro, Inc. (the “Company”) entered into an Amended and Restated Cook Inlet Participation Agreement (the “Original PA”) with Buccaneer Alaska, LLC (“Buccaneer”) and Buccaneer Alaska Operations, LLC (“Buccaneer Operations”) (collectively, the “Parties”), with respect to the farm-out of certain Alaskan-based oil & gas projects. The Original PA was disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2013.

Pursuant to the Original PA, the Company has the right to earn a 50% working interest in the following oil & gas projects, which projects are either 100% owned by Buccaneer, or to which Buccaneer has the right to earn 100% of the working interest:

(i) the Southern Cross Unit;

(ii) the Northwest Cook Inlet Unit;

(iii) the West Eagle Unit; and

(iv) the North Cook Inlet Unit.

Under the Original PA, the Parties agreed to first commence operations in furtherance of drilling wells within the Southern Cross Unit. However, subsequent to August 21, 2013, the Parties determined that they would be unable to commence operations in furtherance of drilling wells within the Southern Cross Unit on the schedule set forth in the Original PA. Therefore, on October 17, 2013, the Parties amended and restated the terms of the Original PA in their entirety in a Second Amended and Restated Cook Inlet Participation Agreement (the “Amended PA”), a copy of which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 10.1.

Under the Amended PA, the Parties have agreed to commence operations in furtherance of drilling wells within the West Eagle Unit by October 18, 2013, followed by operations within the North Cook Inlet Unit by December 31, 2014. The commencement of operations in furtherance of drilling wells within the Southern Cross and Northwest Cook Inlet Units are not tied to certain dates but are instead tied to certain elections and rights which Buccaneer may choose to make or obtain in the future, as further set forth in the Amended PA. The Amended PA also clarified that the Company was incorporated in Nevada, not Delaware as was set forth in the Original PA. The foregoing description of the terms, conditions and restrictions of the Amended PA does not purport and is not intended to be complete, and is qualified in its entirety by the complete text of Exhibit 10.1 attached to this Report.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit	Description

10.1	Second Amended and Restated Cook Inlet Participation Agreement dated October 17, 2013 by and among Buccaneer Alaska, LLC, Buccaneer Alaska Operations, LLC and Eos Petro, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 23, 2013

EOS PETRO, INC.

By:	/s/ Nikolas Konstant
Nikolas Konstant

Chairman of the Board and Chief Financial Officer

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